Exhibit 10.1

NINTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 3, 2015

Among

PARSLEY ENERGY, L.P.,
as Borrower,

PARSLEY ENERGY MANAGEMENT, LLC,
as General Partner,

PARSLEY ENERGY, INC.,

as PEI,

PARSLEY ENERGY, LLC,
as Parent,

Wells Fargo Bank, National Association,
as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

BMO Harris Bank, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

________________________________

Wells Fargo Securities, LLC
Sole Lead Arranger and Sole Bookrunner
________________________________

NINTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Ninth Amendment”) dated as of November 3, 2015, is among Parsley Energy, L.P., a limited partnership duly formed and existing under the laws of the state of Texas (the “Borrower”); Parsley Energy Management, LLC, a Texas limited liability company (the “General Partner”); Parsley Energy, LLC, a Delaware limited liability company (the “Parent”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the General Partner and the Parent, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.The Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 21, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated December 20, 2013, the Second Amendment to Amended and Restated Credit Agreement dated February 5, 2014, the Third Amendment to Amended and Restated Credit Agreement dated April 15, 2014, the Fourth Amendment to Amended and Restated Credit Agreement dated May 2, 2014, the Fifth Amendment to Amended and Restated Credit Agreement dated May 9, 2014, the Sixth Amendment to Amended and Restated Credit Agreement dated September 5, 2014, the Seventh Amendment to Amended and Restated Credit Agreement dated November 10, 2014 and the Eighth Amendment to Amended and Restated Credit Agreement dated April 21, 2015, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower and an unrelated third party have entered into that certain Asset Purchase Agreement dated as of October 20, 2015 as in effect on the date hereof, pursuant to which, among other things, the Borrower has agreed to sell certain assets to such unrelated third party (such disposition, the “Subject Disposition”).

C.The Borrower has requested that the Lenders waive the requirements of Section 9.12(d)(iii) with respect to the Subject Disposition, and the Lenders party hereto have agreed to such request, subject to the terms and conditions of this Ninth Amendment.

D.The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Ninth Amendment.

E.NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Ninth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Ninth Amendment (unless otherwise indicated).  Unless otherwise indicated, all section references in this Ninth Amendment refer to sections of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1Amendments to Section 1.02 – Certain Defined Terms.

(a)The following definition is hereby amended and restated in its entirety to read as follows:

“Aggregate Elected Borrowing Base Commitments” means (a) on the Ninth Amendment Effective Date, $575,000,000, and (b) at any time thereafter, an amount determined in accordance with Section 2.07(g).

(b)The following definitions are hereby added where alphabetically appropriate to read as follows:

“Ninth Amendment” means that certain Ninth Amendment to Amended and Restated Credit Agreement, dated as of November 3, 2015, among the Borrower, the General Partner, the Parent, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” has the meaning given such term in the Ninth Amendment.

2.2Amendment to Section 8.01(q).  Section 8.01(q) is hereby amended and restated in its entirety to read as follows:

(q)[Reserved]

Section 3.Borrowing Base Increase; Aggregate Elected Borrowing Base Commitments Increase.

3.1Borrowing Base Increase.  For the period from and including the Ninth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $575,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 2.07(f), 8.12(c) or 9.12(d).  For the avoidance of any doubt, this Borrowing Base increase shall constitute the October 1, 2015 Scheduled Redetermination.

3.2Aggregate Elected Borrowing Base Commitments Increase.  With respect to the increase of the Aggregate Elected Borrowing Base Commitments, the Borrower shall be deemed to have delivered an Increase Notice as required pursuant to Section 2.07(g)(ii)(A) and each Lender shall be deemed to have delivered a Lender Certificate required pursuant to Section 2.07(g)(ii)(B). Annex I of this Ninth Amendment shall satisfy the requirements of the Administrative Agent to distribute a revised Annex I pursuant to Section 2.07(g)(ii)(C).

Section 4.Conditions of Effectiveness.  This Ninth Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Ninth Amendment Effective Date”):

(a)The Administrative Agent shall have received from PEI, the Borrower, the General Partner, the Parent, each other Obligor and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Ninth Amendment signed on behalf of such Person.

(b)The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement (including, to the extent invoiced on or prior to the Ninth Amendment Effective Date, the fees and expenses of Paul Hastings LLP, counsel to the Administrative Agent).

(c)No Default or Event of Default shall have occurred and be continuing as of the Ninth Amendment Effective Date.

(d)The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated by the most recently delivered Reserve Report.

(e)The Administrative Agent shall have received duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated by the most recently delivered Reserve Report.

(f)The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Ninth Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Majority Lenders.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.Limited Waiver of Section 9.12(d)(iii) With Respect to the Subject Disposition.  The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the requirements of Section 9.12(d)(iii) with respect to the Subject Disposition; provided that the Subject Disposition shall occur on or before December 31, 2015.  Except as expressly waived herein, all covenants, obligations and agreements of the Obligors contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.  Without limitation of the foregoing, the foregoing waivers are hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (x) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (y) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (z) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Granting the waivers set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 6.Miscellaneous.

(a)Confirmation.  The provisions of the Credit Agreement, as amended by this Ninth Amendment, shall remain in full force and effect following the effectiveness of this Ninth Amendment.

(b)Ratification and Affirmation; Representations and Warranties.  Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Ninth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Ninth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Ninth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Ninth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

(c)Counterparts.  This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Ninth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Ninth Amendment.

(d)NO ORAL AGREEMENT.  THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)GOVERNING LAW.  THIS NINTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f)Loan Document.  This Ninth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(g)Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Ninth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h)Severability.  Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, L.P.

	By:	PARSLEY ENERGY MANAGEMENT, LLC, its general partner

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GENERAL PARTNER:	PARSLEY ENERGY MANAGEMENT, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

PARENT:	PARSLEY ENERGY, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

PEI:	PARSLEY ENERGY, INC.

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

[Ninth Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

[Ninth Amendment Signature Page]

ADMINISTRATIVE AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

[Ninth Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ronald Dierker
	Name:	Ronald Dierker
	Title:	Authorized Officer

[Ninth Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Vice President

[Ninth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Ninth Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Jayant Rao
	Name:	Jayant Rao
	Title:	Authorized Signatory

[Ninth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Senior Vice President

[Ninth Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Ninth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[Ninth Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas T. Hanford
	Name:	Nicholas T. Hanford
	Title:	Vice President

[Ninth Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Ninth Amendment Signature Page]

LENDER:	COMPASS BANK

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Senior Vice President

[Ninth Amendment Signature Page]

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	16.695652173913%	$125,217,391.30
BMO Harris Bank, N.A.	12.608695652174%	$94,565,217.39
JPMorgan Chase Bank, N.A.	12.608695652174%	$94,565,217.39
Compass Bank	8.695652173913%	$65,217,391.30
Credit Suisse AG, Cayman Islands Branch	8.695652173913%	$65,217,391.30
Royal Bank of Canada	8.695652173913%	$65,217,391.30
BOKF NA dba Bank of Texas	6.521739130435%	$48,913,043.48
The Bank of Nova Scotia	6.521739130435%	$48,913,043.48
Frost Bank, a Texas State Bank	6.521739130435%	$48,913,043.48
U.S. Bank National Association	6.521739130435%	$48,913,043.48
Morgan Stanley Bank, N.A.	5.913043478261%	$44,347,826.09
TOTAL	100.00%	$750,000,000.00

Annex I to Ninth Amendment